UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2009

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Pursuant to Nasdaq Listing Rule 5250(b)(2), Generex Biotechnology Corporation (the “Company”), announced today that the Company's consolidated financial statements for the fiscal year ended July 31, 2009 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on October 14, 2009 contained a going concern qualification from its independent registered public accounting firm.  A copy of the press release is attached as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Generex Biotechnology Corporation dated October 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: October 20, 2009	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Generex Biotechnology Corporation dated October 20, 2009.